3rd Quarter 2013 Financial and Operating Results October 31, 2013 Exhibit 99.2

Special Note Regarding Forward-Looking Information In addition to historical information, this presentation contains "forward-looking" statements that reflect management's expectations for the future. The forward-looking statements contained in this presentation include, without limitation, statements relating to GAIN Capital's expectations regarding the opportunities and strengths of the combined company created by the combination of GAIN and GFT, anticipated cost and revenue synergies as well as expected growth in financial and operating metrics, the strategic rationale for the business combination, including expectations regarding product offerings, growth opportunities, value creation, and financial strength. A variety of important factors could cause results to differ materially from such statements. These factors are noted throughout GAIN Capital's annual report on Form 10-K, as filed with the Securities and Exchange Commission on March 18, 2013, and include, but are not limited to, the actions of both current and potential new competitors, fluctuations in market trading volumes, financial market volatility, evolving industry regulations, including changes in regulation of futures companies, errors or malfunctions in our systems or technology, rapid changes in technology, effects of inflation, customer trading patterns, the success of our products and service offerings, our ability to continue to innovate and meet the demands of our customers for new or enhanced products, our ability to successfully integrate assets and companies we have acquired, including the successful integration of Open E Cry and GFT, our ability to effectively compete in the OTC products and futures industries, changes in tax policy or accounting rules, fluctuations in foreign exchange rates and commodity prices, adverse changes or volatility in interest rates, as well as general economic, business, credit and financial market conditions, internationally or nationally, and our ability to continue paying a quarterly dividend in light of future financial performance and financing needs. The forward-looking statements included herein represent GAIN Capital's views as of the date of this presentation. GAIN Capital undertakes no obligation to revise or update publicly any forward-looking statement for any reason unless required by law. 2

Highlights • Second highest quarterly revenue in history driven by Increased retail client engagement amid more favorable market conditions • YTD commission revenue up 180% year-over-year contributing approximately 21% of revenue • Closing of GFT acquisition; realization of expected operating expense synergies underway • Q3 Adjusted EPS(1) of $0.13, up 44% (1) Adjusted EPS is a non-GAAP financial measure that represents net income per share excluding the impact of one-time costs related to the acquisition of GFT and restructuring expenses. 3

3rd Quarter 2013 Financial Results • Q3 2013 • Net revenue of $60.6 million, up 52% • Adjusted EBITDA(1) of $12.0 million, up 90% • Net Income of $4.7 million, up 42% • Adjusted EPS (Diluted)(2): $0.13, up 44% • EPS (Diluted): $0.12, up 50% • Nine Months 2013 • Net revenue of $183.4 million, up 54% • Adjusted EBITDA(1) of $47.3 million up 188% • Net income of $26.2 million, up 309% • Adjusted EPS (Diluted)(2): $0.71, up 294% • EPS (Diluted): $0.67, up 319% (Comparisons are referenced to Q3 2012 and nine months 2012, as appropriate) (1) Adjusted EBITDA is a non-GAAP financial measure that represents our earnings before interest, taxes, depreciation, amortization, one-time costs related to the acquisition of GFT and restructuring expenses. A reconciliation of net income to adjusted EBITDA is available in the appendix to this presentation. (2) Adjusted EPS is a non-GAAP financial measure that represents net income per share excluding the impact of one-time costs related to the acquisition of GFT and restructuring expenses. A reconciliation of GAAP EPS to adjusted EPS is available in the appendix to this presentation. 4

3rd Quarter 2013 Operating Results(1) • Q3 2013 • Retail volume of $394.8 billion, up 42% • Institutional volume of $901.3 billion, up 79% • Futures DARTs of 12,483 • Funded accounts of 131,068, up 59% • Client assets of $684.1 million, up 60% • Nine Months 2013 • Retail volume of $1.3 trillion, up 30% • Institutional volume of $2.9 trillion, up 102% • Futures DARTs of 13,364 (Comparisons are referenced to Q3 2012 and nine months 2012, as appropriate) (1) Definitions for all our operating metrics are available in the appendix to this presentation. 5

Q3 2013 Market Conditions Reduced volatility in Q3 from elevated levels seen in Q2 Source: JP Morgan G7 Volatility Index 6

Retail OTC • Increased year-over-year client engagement • Retail volume up 42% from Q3 2012(1) • Funded accounts continue to grow, bolstered by closing of GFT acquisition(1) • Partner pipeline continues to grow with several new partners expected to sign in Q4 2013 • Optimizing marketing expense to target geographies with strongest client engagement and conversion rates (1) Definitions for all our operating metrics are available in the appendix to this presentation. 7

Commission-Based Business • Commission-based business continues to grow • 21% of revenue for nine months 2013 • Institutional • Volume and client engagement growth continues • 17% compounded quarterly growth since Q3 2011 • Strong pipeline of new customers • Futures • 15% account growth year-over- year 8 $4.0 $5.9 $7.2 $6.8 $7.7 $8.2 $13.9 $16.4 $13.7 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Institutional Average Daily Volume

$35.5 $52.0 $110.3 $145.2 $0 $20 $40 $60 $80 $100 $120 $140 $160 Q3 2012 Q3 2013 9 Mos. 2012 9 Mos. 2013 Total Expenses Comp & Benefits Marketing Trading All Other 3rd Quarter and 9 Months 2013 Financial Results Note: Dollars in millions. (1) Reconciliation of net income to adjusted EBITDA is available in the appendix to this presentation. 9 $40.0 $60.6 $118.9 $183.4 $6.3 $12.0 $16.4 $47.3 $0.0 $2 .0 $4 .0 $6 .0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 $200.0 Q3 2012 Q3 2013 9 Mos. 2012 9 Mos. 2013 Net Revenue & Adjusted EBITDA(1) Net Revenue Adjusted EBITDA $3.3 $4.7 $6.4 $26.2 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 Q3 2012 Q3 2013 9 Mos. 2012 9 Mos. 2013 Net ncome $118 $123 $121 $119 $98 $101 $0 $20 $40 $6 $80 $10 $120 $140 3Q 11 4Q 11 1Q 12 2Q 12 3Q 12 4Q 12 1Q 13 2Q 13 3Q 13 Retail Trading Revenue per Million Quarterly Last 12 Months

Revenue Diversification Delivering on strategy to diversify revenue through expansion of GTX and build up of futures business 10 Retail, 97% Institutional, 3% Retail, 87% Institutional, 8% Exchange- Based, 5% Retail, 79% Institutional, 12% Exchange- Based, 9% FY 2011 FY 2012 9 Mos. 2013

Financial Summary of GFT Acquisition • Closed on September 24, 2013 • Key Terms • Cash: $40mm • Sr. Secured Note: $33mm • GAIN Equity: ~3.6mm shares • Synergies • $35mm–$45mm of Year 1 operating expense synergies expected • Significant progress being made on integration plan • 2013 YTD headcount reductions of 153 (22% of total) • Additional regulatory capital synergies expected through the combination of existing entities • Transaction expected to be accretive to Q4 2013 earnings and significantly accretive in FY 2014 11

GAIN/GFT Financial Performance • GFT’s post-closing Q3 2013 contribution included in GAIN financials • Revenue: $2.8mm • EBITDA: $0.7mm • GAIN/GFT financial performance for nine months 2013: Note: Dollars in millions. Pro forma information is presented for illustrative purposes only and represents the arithmetic combination of results for the periods indicated without any pro forma adjustments provided for under Article 11 of Regulation S-X. (1) Excludes impact of forecasted year 1 operating expense synergies of $35 million – $45 million. (2) Includes $30 million of synergies which represents 75% of midpoint the forecasted year 1 operating expense synergies of $35 million - $45 million. 12 9 Mos. Ended September 30, 2012 2013 GAIN GFT GAIN/GFT GAIN GFT GAIN/GFT w/ Synergies Revenue $118.9 $77.8 $196.7 $183.4 $88.2 $271.6 $271.6 Adjusted EBITDA 16.4 (11.8) 4.6 (1) 47.3 (6.9) 40.4 (1) 70.4 (2) Adj. EBITDA Margin % 14% -15% 2% 26% -8% 15% 26%

GFT Acquisition Enhances GAIN’s scale and positions the combined company as an industry leader with diverse revenue streams and product offerings • Scale • Combined 2013 run-rate revenue(1): $362mm • Client assets: ~$685mm • Pro forma(2) YTD 2013 volume: $5.2 trillion • 131,068 funded accounts at 9/30/13 • Product breadth • Total of 12,500 financial markets • OTC FX, CFDs, spread betting, FX options, binary options, exchange-traded futures and options • Business mix • Partner-based business now accounts for approximately 50% of overall retail volume, from approximately 37% pre-acquisition • Addition of GFT’s Sales Trader business increases commission-based revenue to 25% of total (1) Based on 9 months ended September 30, 2013 results. (2) Represents combined YTD 2013 trading volume assuming transaction closed January 1, 2013. 13

Pro Forma Financial & Operating Metrics Note: Pro forma information is presented for illustrative purposes only and represents the arithmetic combination of results for the periods indicated without any pro forma adjustments provided for under Article 11 of Regulation S-X. (1) Commission revenue represents PF 2012 to include full-year impact of OEC acquisition. (2) Commission revenue represents revenue from Sales Trader clients. (3) Commission revenue represents revenue from Sales Trader clients, GTX and full-year impact of OEC acquisition. 14 YTD Sept. 30 Retail Volume Contribution % YTD Sept. 30 Trading Volume ($ in billions) Client Assets as of Sept. 30, 2013 YTD Sept. 30 Revenue Contribution % Indirect 37% Direct 63% Gain Capital Indirect 71% Direct 29% GFT Indirect 48% Direct 52% P Gain Capital $0.8 $0.2 $1.0 $0.5 $0.4 $0.9 $2.9 $0.5 $3.4 $4.2 $1.1 $5.2 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 GAIN GFT PF GAIN Retail - Direct Retail - Indirect Institutional $463 $221 $684 $0 $100 $200 $300 $400 $500 $600 $700 $800 GAIN GFT PF GAIN Trading Revenue 78% Commission Revenue 21% Other 1% Gain Capital Trading Revenue 66% Commission Revenue(1) 34% GFT Trading Revenue 74% Commission Revenue(2) 25% Other 1% PF Gain Capital

Impact of GFT – Retail OTC Volume by Product • Higher percentage of non-FX trading volume provides revenue diversification for OTC business and greater resilience during periods of low FX volatility Note: GAIN estimates, based on YTD 2013 retail volume through August 31. 15 FX 48% Non–FX 52% GFT Product Mix FX 77% Non-FX 23% GAIN + GFT Product Mix GFT non-FX product mix: - Indices - Commodities (Inc. gold & silver) - Equity and Interest products GAIN non-FX product mix - Indices - Metals - Energies - Other Commodities FX 90% CFD 2% Metals 8% GAIN Product Mix GAIN + GFT non-FX product mix: - Indices - Commodities (Inc. gold & silver) - Equity, Energy & Interest products

Acquisition of GFT Positions GAIN for Growth in 2014 and Beyond • Immediate scale increase • Nearly $700mm of customer assets and over 130,000 funded accounts provide strong base for continued growth • Greater resilience to market volatility and potential regulatory changes with wider range of products, geographies and partners • Enhanced product offering and global footprint • Over 12,500 tradable products • Increased presence in key markets, including Continental Europe and S.E. Asia • Diversified revenue streams • Expanded partner-based business through GFT’s long-standing relationships • New institutional-like Sales Trader revenue stream complements and augments GAIN’s institutional business 16

Strategic Priorities • Singular focus on achieving GFT synergies • Continued opportunistic M&A • A core competency with 4 successful transactions in 24 months • Robust pipeline with several potential acquisitions currently being reviewed • Return of capital to shareholders • $0.05 per share quarterly dividend approved • Share repurchase program in place and ready to be deployed • Building a world-class, diversified shareholder base • Optimizing our capital structure 17

Closing Remarks • YTD 2013 results show operating leverage and growth potential of business model • FX volatility still relatively low compared to recent years • Expanded product diversity reduces impact on revenue during times of low FX volatility • Commission-based business continues to grow and make more material contribution to earnings • GFT transaction is transformative for GAIN and forecasted synergies are expected to further enhance earnings capacity • M&A pipeline remains strong with several strategic acquisition discussions underway 18

19 Appendix

Consolidated Statements of Operations

	Three Months Ended September 30, 2013	Three Months Ended September 30, 2012	Nine Months Ended September 30, 2013	Nine Months Ended September 30, 2012
Revenue				
Trading revenue	$ 50.9	$ 34.3	$ 143.7	$ 104.6
Commission revenue	12.7	5.4	37.8	13.5
Other revenue	(3.0)	0.2	1.7	0.8
Total non-interest revenue	60.6	39.9	183.2	118.9
Interest revenue	0.2	0.1	0.6	0.4
Interest expense	0.2	-	0.4	0.4
Total net interest revenue/(expense)	-	0.1	0.2	-
Net revenue	60.6	40.0	183.4	118.9
Expenses				
Employee compensation and benefits	16.2	11.9	45.0	35.4
Selling and marketing	5.7	5.7	15.9	20.1
Trading expenses and commissions	18.0	8.9	51.1	26.9
General & Administrative	5.9	5.3	16.8	14.7
Depreciation and amortization	1.9	1.1	5.2	3.2
Purchased intangible amortization	0.5	0.6	1.7	3.5
Communication and technology	2.2	1.9	6.5	5.6
Bad debt provision	0.8	-	1.2	0.2
Acquisition costs	0.4	0.1	1.4	0.1
Restructuring[1]	0.4	-	0.4	0.6
Total	52.0	35.5	145.2	110.3
Income before tax expense	8.6	4.5	38.2	8.6
Income tax expense	3.9	1.2	12.0	2.2
Net income	$ 4.7	$ 3.3	$ 26.2	$ 6.4
Earnings per common share:				
Basic	$0.13	$0.09	$0.73	$0.18
Diluted	$0.12	$0.08	$0.67	$0.16
Weighted averages common shares outstanding used in computing earnings per common share:				
Basic	36,062,659	35,250,404	35,563,701	34,893,622
Diluted	39,709,377	38,560,657	38,715,508	38,927,673

Note: Unaudited. Dollars in millions, except per share data.

(1) Non-recurring expenses relating to cost savings effected in Q2 2012.

GAIN | CAPITAL 20

Consolidated Balance Sheet Note: Unaudited. Dollars in millions. 21 September 30, December 31, 2013 2012 ASSETS: Cash and cash equivalents 28.3$ 36.8$ Cash and securities held for customers 684.1 446.3 Short term investments 0.8 1.4 Receivables from banks and brokers 186.4 89.9 Property and equipment - net of accumulated depreciation 18.6 11.0 Prepaid assets 11.2 7.7 Goodwill 11.4 9.0 Intangible assets, net 36.3 9.9 Other assets 34.9 17.9 Total assets 1,012.0$ 629.9$ LIABILITIES AND SHAREHOLDERS' EQUITY: Payables to customer, brokers, dealers, FCM'S and other regulated entities 684.1$ 446.3$ Accrued compensation & benefits 11.2 6.1 Accrued expenses and other liabilities 56.0 12.5 Income tax payable 4.6 1.3 Loan payable 33.2 - Total l iabilities 789.1$ 466.2$ Shareholders' Equity 222.9$ 163.7$ Total l iabilities and shareholders' equity 1,012.0$ 629.9$

Current Liquidity Note: Dollars in millions. (1) Reflects cash that would be received upon the liquidation of short term investments. (2) Reflects cash that would be received from brokers following the close-out of all open positions. (3) Excludes current liabilities of $71.8mm and $19.9mm as of September 30, 2013 and December 31, 2012, respectively, and capital charges associated with open positions. Free cash available is a non-GAAP financial measure. 22 As of 9/30/13 12/31/12 Cash and cash equivalents $28.3 $36.8 Cash and securities held for customers 684.1 446.3 Short term investments(1) 0.8 1.4 Receivables from banks and brokers(2) 186.4 89.9 Total Operating Cash $899.6 $574.4 Less: Cash and securities held for customers (684.1) (446.3) Free Operating Cash $215.5 $128.1 Less: Minimum regulatory capital requirements (51.8) (45.6) Less: Loan payable (33.2) - Free Cash Available (3) $130.5 $82.5

Q3 and 9 Months 2013 Financial Summary Note: Dollars in millions, except per share data. (1) See page 24 for a reconciliation of GAAP net income to adjusted EBITDA. (2) See page 25 for a reconciliation of GAAP EPS to adjusted EPS. (3) Adjusted EBITDA margin is calculated as adjusted EBITDA divided by net revenue (ex. interest expense). 23 3 Months Ended Sept. 30, 9 Months Ended Sept. 30, '13 v '12 % Change 2013 2012 2013 2012 Q3 9 Months Net Revenue $60.6 $40.0 $183.4 $118.9 52% 54% Interest Expense 0.2 - 0.4 0.4 NA 0% Net Reve ue (ex. Interest Expense) $60.8 $40.0 $183.8 $119.3 52% 54% Operating Expenses 48.8 33.7 136.5 102.9 45% 33% Adjusted EBITDA(1) $12.0 $6.3 $47.3 $16.4 90% 188% Net Income $4.7 $3.3 $26.2 $6.4 42% 309% Adjusted EPS (Diluted)(2) $0.13 $0.09 $0.71 $0.18 44% 294% EPS (Diluted) $0.12 $0.08 $0.67 $0.16 50% 319% Adjusted EBITDA Margin %(1)(3) 20% 16% 26% 14% 4 pts 12 pts Net Income Margin % 8% 8% 14% 5% (0 pts) 9 pts

Adjusted EBITDA & Margin Reconciliation Note: Dollars in millions. (1) Adjusted EBITDA margin is calculated as adjusted EBITDA divided by net revenue (ex. interest expense). 24 3 Months Ended Sept. 30, 9 Months Ended Sept. 30, 2013 2012 2013 2012 Net Revenue 60.6$ 40.0$ 183.4$ 118.9$ Interest Expense 0.2 - 0.4 0.4 Net Revenue (ex. Interest Expense) 60.8$ 40.0$ 183.8$ 119.3$ Net income 4.7$ 3.3$ 26.2$ 6.4$ Depreciation & amortization 1.9 1.1 5.2 3.2 Purchase intangible amortization 0.5 0.6 1.7 3.5 Interest expense on note 0.2 - 0.4 0.4 Restructuring & Acquisition Costs 0.8 0.1 1.8 0.7 Income tax expense 3.9 1.2 12.0 2.2 Adjusted EBITDA 12.0$ 6.3$ 47.3$ 16.4$ Adjusted EBITDA Margin %(1) 20% 16% 26% 14%

Adjusted EPS Reconciliation 25 3 Months Ended Sept. 30, 9 Months Ended Sept. 30, 2013 2012 2013 2012 GAAP Earnings per Share (Diluted) $0.12 $0.08 $0.67 $0.16 Add back: Restructuring & Acquisition Costs 0.01 0.01 0.04 0.02 Adjusted Earnings per Share (Diluted) 0.13$ 0.09$ 0.71$ 0.18$

Operating Metrics(1) (1) Definitions for all our operating metrics are available on page 27. 26 (Volume in billions; assets in millions) 3 Months Ended, Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Retail OTC Trading Volume $278.7 $298.8 $431.8 $462.1 $394.8 Average Daily Volume $4.3 $4.5 $6.7 $7.1 $6.0 Active OTC Accounts 59,166 60,219 62,606 64,144 105,536 Futures DARTs 12,350 12,836 13,238 14,382 12,483 Funded Accounts 82,411 85,099 100,020 96,977 131,068 Customer Assets $426.6 $446.3 $456.9 $476.8 $684.1 Institutional Trading Volume $503.6 $538.4 $889.9 $1,065.8 $901.3 Average Daily Volume $7.7 $8.2 $13.9 $16.4 $13.7

Definition of Metrics • Funded Accounts • Retail accounts who maintain a cash balance • Active OTC Accounts • Retail accounts who executed a transaction during a given period • Trading Volume • Represents the U.S. dollar equivalent of notional amounts traded • Futures DARTs • Represents the average daily trades transacted by OEC customers • Customer Assets • Represents amounts due to clients, including customer deposits and unrealized gains or losses arising from open positions 27

3rd Quarter 2013 Financial and Operating Results October 31, 2013